NABUFIT GLOBAL, INC.

2017 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on October 18, 2017

Adopted by the Stockholders on October 19, 2017

1.Purposes of this Plan.  The purposes of this Plan are:

(a)to attract and retain the best available personnel for positions of substantial responsibility;

(b)to provide additional incentive to Employees, Directors and Consultants; and

(c)to promote the success of the Company’s business.

This Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Performance Shares.

2.Definitions.  As used herein, the following definitions shall apply:

(a)“Administrator” means the Board or the Committee as will be administering this Plan in accordance with Section 4 hereof.

(b)“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, rules and regulations, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under this Plan.

(c)“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonstatutory Stock Options, SARs, Restricted Stock, Restricted Stock Units and Performance Shares.

(d)“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.  Each Award Agreement is subject to the terms and conditions of this Plan.

(e)“Board” means the Board of Directors of the Company.

(f)“Cause” means with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s conviction, or entry a plea of nolo contendere to, a felony, (ii) Participant’s commission of any act of moral turpitude, dishonesty or fraud against the Company or its affiliates, (iii) Participant’s knowing and intentional illegal conduct that was or is materially injurious to the Company or its affiliates, (iv) Participant’s gross negligence or willful misconduct and (v) Participant’s breach, in any material respect, of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company.

(g)“Change in Control” means (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any Interest acquisition, reorganization, merger or consolidation but excluding any sale of Interests for capital raising purposes or transaction solely to change jurisdiction of domicile of the Company) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of transactions continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions or (ii) a sale, lease or other conveyance of all or substantially all of the assets of the Company.

(h)“Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)“Committee” means the compensation committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j)“Common Stock” means the common stock of the Company.

(k)“Company” means Nabufit Global, Inc., a Delaware corporation, or any successor thereto.

(l)“Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(m)“Director” means a member of the Board.

(n)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)“Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s shareholders and (ii) the date this Plan is adopted by the Board.

(p)“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, or cash, or (ii) the exercise price of outstanding Awards is reduced.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the OTCQB, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii)For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock; or

(iv)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(t)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v)“Officer” shall mean any individual who is an officer of the Company or any Parent or Subsidiary.

(w)“Option” means an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to this Plan.

(x)“Parent” means any entity (other than the Company) in an unbroken chain of entities ending with the Company, if each of the entities (other than the Company) in the unbroken chain owns shares or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain.  An entity that attains the status of a Parent on a date after the adoption of this Plan shall be considered a Parent commencing as of such date.

(y)“Participant” means the holder of one or more outstanding Awards.

(z)“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10(b) of this Plan.

(aa)“Person” means any entity, corporation, company, association, joint venture, joint stock company, partnership (including a general partnership, limited partnership and limited liability partnership), limited liability company, trust, real estate investment trust, organization, individual, nation, state, government (including an agency, department, bureau, board, division or instrumentality thereof), trustee, receiver or liquidator.

(bb)“Plan” means this 2017 Equity Incentive Plan, as amended from time to time.

(cc)“Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

(dd)“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7 of this Plan, or issued pursuant to the early exercise of an Option under Section 6(j) of this Plan.

(ee)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ff)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

(gg)“Securities Act” means the Securities Act of 1933, as amended.

(hh)“Service Provider” means an Employee, Director, Officer or Consultant.

(ii)“Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.

(jj)“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 hereof is designated as an SAR.

(kk)“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company, if each of the entities (other than the last entity) in the unbroken chain owns shares, or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain.  An entity that attains the status of a Subsidiary on a date after the adoption of this Plan shall be considered a Subsidiary commencing as of such date.

3.Stock Subject to this Plan.

(a)Subject Shares.  Subject to the provisions of Section 13 of this Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under this Plan is 4,000,000 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

(b)Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under this Plan (unless this Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under this Plan; all remaining Shares under SARs will remain available for future grant or sale under this Plan (unless this Plan has terminated). Shares that have actually been issued under this Plan under any Award will not be returned to this Plan and will not become available for future distribution under this Plan; provided, however, that if Shares of Restricted Stock or Performance Shares are repurchased by the Company or are forfeited to the Company due to their failure to vest, such Shares will become available for future grant under this Plan. Shares used to pay the exercise price of an Award or to satisfy the minimum statutory withholding obligations related to an Award will become available for future grant or sale under this Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under this Plan under this Section 3(c).

(c)Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Plan.

4.Administration of this Plan.

(a)Procedure.

(i)Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer this Plan.

(ii)Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, this Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)Other Administration. Other than as provided above, this Plan will be administered by the Board or the Committee, which Committee will be constituted to satisfy Applicable Laws.  Different Committees with respect to different groups of Service Providers may administer this Plan.

(b)Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator will have the authority, in its discretion:

(i)to determine the Fair Market Value;

(ii)to select the Service Providers to whom Awards may be granted hereunder;

(iii)to determine the number of Shares to be covered by each Award granted hereunder;

(iv)to approve forms of agreement for use under this Plan;

(v)to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)to institute an Exchange Program;

(vii)to construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;

(viii)to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix)to modify or amend each Award (subject to Section 25(c) of this Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in this Plan (subject to compliance with Code Section 409A);

(x)to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14 hereof;

(xi)to authorize any Person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award

(xiii)to make all other determinations deemed necessary or advisable for administering this Plan.

(c)Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of Awards.

5.Eligibility.  Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Performance Shares may be granted to any Service Provider. Incentive Stock Options may be granted only to Employees.

6.Stock Options.  Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate.  All Options shall be designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for Shares purchased on exercise of each type of Option.  If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option.  The provisions of separate Options need not be identical; provided, however, that each Option Award Agreement shall provide the number of Shares covered by the Option and shall include (through incorporation of the provisions of this Plan by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)Limitations. Notwithstanding any designation to the contrary, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)Term of Option. The term of each Option will be stated in the Award Agreement.  In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)Option Exercise Price.  The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, subject to the following:

(i)In the case of an Incentive Stock Option

(A)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(C)Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(d)Vesting and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.  The total number of Shares subject to an Option may become exercisable in periodic installments that may or may not be equal.  The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Administrator may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 6(d) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

(e)Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Permitted forms of consideration and methods of payment are as follows:

(i)cash, check, bank draft or money order payable to the Company

(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay aggregate exercise price to the Company from the sales proceeds;

(iii)by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued; provided, further, that Shares covered by an Option will no longer be exercisable to the extent that such Shares (A) are used to pay the exercise price pursuant to the “net exercise,” (B) are delivered to the Participant as a result of such exercise, and (C) are withheld to satisfy tax withholding obligations;

(iv)other Shares, provided Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant and not subject to substantial risk of forfeiture for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(v)according to a deferred payment or similar arrangement with the Participant; provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Participant under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes;

(vi)such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)any combination of the foregoing methods of payment.

(f)Exercise of Option.

(i)Any Option granted hereunder will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(ii)An Option will be deemed exercised when the Company receives: (A) notice of such exercise (in such form as the Administrator specify from time to time) from the Person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of this Plan.

(iii)Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(g)Termination of Relationship as a Service Provider.

(i)Termination other than for Cause, Death or Disability.  If a Participant ceases to be a Service Provider (other than upon the Participant’s death or Disability or for Cause), the Participant may exercise his or her Option within such period of time as is specified in the Award

Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following such termination.  Unless otherwise provided by the Administrator, if on the date of such termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

(ii)Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement, in the event that a Participant’s continuous status as a Service Provider is terminated for Cause, the Option shall terminate upon the termination date of such continuous status as a Service Provider, and the Service Provider shall be prohibited from exercising his or her Option from and after the time of such termination of continuous status as Service Provider. The determination that a termination of the Participant’s continuous status as a Service Provider is either for Cause or without Cause shall be made by the Company in its sole discretion.  Any determination by the Company that Participant’s continuous status as a Service Provider was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(iii)Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

(iv)Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the Person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to this Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

(h)Extension of Termination Date.  Except as otherwise provided in the Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option following the termination of the Participant’s continuous status as a Service Provider (other than upon the Participant’s death or Disability of for Cause) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (A) the expiration of a period of three (3) months after the termination of the Participant’s continuous status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements, or (B) the expiration of the term of the Option as set forth in the Award Agreement.

(i)Non-Exempt Employees.  No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six (6) months following the date of the grant of the Option.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(j)Early Exercise.  The Option may, but need not, include a provision whereby the Participant may elect at any time before the Service Provider’s continuous status as a Service Provider terminates to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting thereof.  Subject to the “Repurchase Limitation” in Section 23 hereof (the “Repurchase Limitation”), any unvested Shares so purchased may be deemed to be Restricted Stock subject to a repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.  Provided that the Repurchase Limitation is not violated, the Company shall not be required to exercise its repurchase option until at least six (6) months (or such other period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Administrator otherwise specifically provides in the Award Agreement.

(k)Right of Repurchase.  Subject to the Repurchase Limitation, the Option may include a provision whereby the Company may elect to repurchase all or any part of the vested Shares acquired by the Participant pursuant to the exercise of the Option.

(l)Right of First Refusal.  The Option may include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the Shares received upon exercise of the Option.  Such right of first refusal shall be subject to the Repurchase Limitation.  Except as expressly provided in this Section 6(l) or in the Award Agreement, such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

7.Restricted Stock.  Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.  Each Award of Restricted Stock will be evidenced by an Award Agreement that shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate.  The terms and conditions of Restricted Stock Award Agreements may change from time to time and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall specify the number of Shares granted, and shall include (through incorporation of the provisions of this Plan by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)Consideration.  A Restricted Stock Award may be awarded in consideration for (i) past or future services actually or to be rendered to the Company or an affiliate or (ii) any other form of legal consideration that may be acceptable to the Administrator in its sole discretion and permissible under applicable law.

(b)Risk of Forfeiture.  Subject to the Repurchase Limitation, Shares awarded under the Restricted Stock Award Agreement may be subject to a substantial risk of forfeiture to the Company and in accordance with a vesting schedule to be determined by the Administrator.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(c)Transferability.  Rights to acquire Shares under a Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in such Award Agreement, as the Administrator shall determine in its sole discretion, so long as Shares awarded under the Restricted Stock Award Agreement remains subject to the terms of such Award Agreement.

(d)Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)Removal of Restrictions.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock.  Shares of Restricted Stock covered by each Restricted Stock Award made under this Plan will be released from escrow as soon as practicable after the risk of forfeiture of such Shares has lapsed or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)Voting Rights.  Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)Dividends and Other Distributions.  Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under this Plan.

8.Restricted Stock Units.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines to grant Restricted Stock Units under this Plan, it shall issue a Restricted Stock Unit Award Agreement.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall specify the number of Restricted Stock Units granted, and shall include (through incorporation of the provisions of this Plan by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)Consideration.  At the time of grant of a Restricted Stock Unit Award, the Administrator will determine the consideration, if any, to be paid by the Participant upon delivery of each Share subject to the Restricted Stock Unit Award.  The consideration to be paid, if any, by the Participant for each Share subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Administrator in its sole discretion and permissible under Applicable Law.

(b)Vesting Criteria. At the time of the grant of a Restricted Stock Unit Award, the Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c)Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator may settle earned Restricted Stock Units in Shares, their cash equivalent or in any other form of consideration, as determined by the Administrator and contained in the Restricted Stock Unit Award Agreement.

(e)Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Administrator, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Shares (or other consideration) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(f)Dividend Equivalents.  Dividend equivalents may be credited in respect of Shares covered by a Restricted Stock Unit Award, as determined by the Administrator and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Administrator, such dividend equivalents may be converted into additional Shares covered by the Restricted Stock Unit Award in such a manner as determined by the Administrator.  Any additional Shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(g)Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the termination of Participant’s continuous status as a Service Provider.

(h)Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

9.Stock Appreciation Rights.  Subject to the terms and conditions of this Plan, an SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.  The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.  SAR Award will be evidenced by an Award Agreement that shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate.  The terms and conditions of SAR Award Agreements may change from time to time and the terms and conditions of separate SAR Award Agreements need not be identical; provided, however, that each SAR Award Agreement shall specify the number of Shares covered by such SAR, and shall include (through incorporation of the provisions of this Plan by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)Exercise Price and Other Terms. Each SAR will be denominated in Share equivalents.  The per share exercise price for the Shares equivalents to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value of the Share equivalents on the date of grant. Otherwise, subject to Section 6(a) of this Plan, the Administrator, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan.  Notwithstanding the foregoing, the rules of Section 6(f) hereof also will apply to SARs.

(b)SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)Term of SARs. An SAR granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

(d)Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)The difference between the Fair Market Value of a Share on the date of exercise over the exercise price, times

(ii)The number of Shares with respect to which the SAR is exercised.

The payment upon exercise of an SAR may be in Shares of equivalent value (rounded down to the nearest whole Share), in cash, in any combination of the two or in any other form of consideration , as determined by the Administrator and contained in the SAR Award Agreement evidencing such SAR.

(e)Vesting.  At the time of grant of an SAR, the Administrator may impose such restrictions or conditions to the vesting of such SAR as it, in its sole discretion, deems appropriate.

(f)Exercise.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the SAR evidencing such SAR.

(g)Non-Exempt Employees.  No SAR granted to an Employee that is a non-exempt for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six (6) months following the date of the grant of such SAR.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(h)Termination of Relationship as a Service Provider.

(i)Termination other than for Cause, Death or Disability.  If a Participant ceases to be a Service Provider (other than upon the Participant’s death or Disability of for Cause), the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the SAR will remain exercisable for three (3) months following the such termination.  Unless otherwise provided by the Administrator, if on the date of such termination the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR will revert to this Plan.  If after termination the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR will terminate, and the Shares covered by such SAR will revert to this Plan.

(ii)Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement, in the event that a Participant’s continuous status as a Service Provider is terminated for Cause, the SAR shall terminate upon the termination date of such continuous status as a Service Provider, and the Service Provider shall be prohibited from exercising his or her SAR from and after the time of such termination of continuous status as Service Provider.

(iii)Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the SAR will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR will revert to this Plan. If after termination the Participant does not exercise his or her SAR within the time specified herein, the SAR will terminate, and the Shares covered by such SAR will revert to this Plan.

(iv)Death of Participant. If a Participant dies while a Service Provider, the SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the SAR is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such SAR as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the SAR will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR will immediately revert to this Plan. If the SAR is not so exercised within the time specified herein, the SAR will terminate, and the Shares covered by such SAR will revert to this Plan.

10.Performance Shares.

(a)Grant of Performance Shares. Subject to the terms and conditions of this Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share Award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award.

(b)Other Terms. The Administrator, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under this Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the Award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

11.Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.Adjustments; Dissolution or Liquidation; Change in Control.

(a)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, shall adjust the number and class of Shares that may be delivered under this Plan; the number, class, and price of Shares covered by each outstanding Award; and the numerical Share limits in Section 3 of this Plan.

(b)Dissolution or Liquidation. Except as otherwise provided in an Award Agreement, in the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award (other than Award consisting of vested and outstanding Shares not subject to the Company’s right of repurchase) will terminate immediately prior to the consummation of such proposed action, and Shares subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the status of the holder of such Award as a Service Provide remains continuous, provide, however, that the Administrator may, in its sole discretion, cause some or all Awards to become fully vested, exercisable or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)Change in Control.

(i)In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award may be assumed or an equivalent option or right may be substituted by the successor company or a Parent or Subsidiary of the successor company (the “Successor Company”). The Administrator shall not be required to treat all Awards similarly in the transaction.

(ii)In the event that the Successor Company does not assume or substitute any Award in a transaction resulting in a Change in Control, then all outstanding Awards will terminate upon the effective time of such Change in Control.  In the event of such termination, the holders of Awards will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Awards that are then vested and exercisable or convertible or which become vested and exercisable or convertible upon or prior to the effective time of the Change in Control.

(iii)In the event that the Successor Company does not assume or substitute an Award in connection with a Change in Control, then in the sole discretion of the Administrator, the Administrator may take such actions as it deems appropriate in connection with such Change in Control, subject to compliance with Section 409A of the Code, to provide for (i) the acceleration of the vesting and exercisability of any or all outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, (ii) the lapsing all or a portion of the restrictions on Restricted Stock and Restricted Stock Units, and, (iii) with respect to Awards with performance-based vesting, deemed achievement of all or a portion of the performance goals or other vesting criteria.  There will be no automatic acceleration of the exercisability of any or all outstanding stock options or other Awards upon a Change in Control unless otherwise determined by the Administrator.  In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable (to the extent such Award is otherwise exercisable) for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iv)For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Company, the Administrator may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the Successor Company equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(v)Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the performance goals in the award issued by the Successor Company in lieu of such Award are different from those contained in such Award and the Participant has not consented to such differences; provided, however, a modification to such performance goals only to reflect the Successor Company’s post-Change in Control company structure will not be deemed to invalidate an otherwise valid Award assumption.

14.Tax Withholding.

(a)Withholding Requirements. Prior to the delivery of any Shares, cash or other consideration pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.No Effect on Employment or Service. Neither this Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant receiving an Award within a reasonable time after the date of the grant of such Award.

17.Rights as a Stockholder.  Until a Participant has satisfied all requirements for the exercise of the Award pursuant to its terms and the Shares subject to such Award are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), the Participant shall not be deemed to be a stockholder of record and shall have no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares, notwithstanding the exercise of such Award.

18.No Employment or Other Service Rights.  Nothing in this Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an affiliate to terminate (a) employment of an Employee with our without notice and with or without cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or such affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or such affiliate, and any applicable provisions of the corporate law of the state in which the Company or the affiliate is incorporated, as the case may be.

19.Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Shares under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters or to employ a purchaser representative reasonably knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring the Shares subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Shares.  The foregoing requirements, and any assurances given pursuant to such requirements shall be inoperative if (x) the issuance of the shares  upon the exercise or acquisition of Shares under the Award has been registered under a then currently effective registration statement under the Securities Act or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under this Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.

20.Deferrals.  To the extent permitted by Applicable Law, the Administrator, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code.  Consistent with Section 409A of the Code, the Administrator may provide for distributions while a Participant is still an Employee.  The Administrator is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of this Plan and in accordance with Applicable Law.

21.Compliance with Section 409A of the Code.  To the extent that the Administrator determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.  To the extent applicable, this Plan and the Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.  Notwithstanding any provision of this Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury regulations (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to this Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

22.Compliance with Exemption Provided by Rule 12h-1(f).  If: (a) the aggregate of the number of Participants and the number of holders of all other outstanding compensatory employee Awards to purchase Shares equals or exceeds five hundred (500) and (b) the assets of the Company at the end of the Company’s most recently completed fiscal year exceed $10 million, then the following restrictions shall apply during any period during which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act: (i) the Awards and, prior to exercise, the Shares acquired upon exercise of the Awards may not be transferred until the Company is no longer relying on the exemption provided by Rule 12h-1(f) promulgated under the Exchange Act (“Rule 12h-1(f)”), except: (A) as permitted by Rule 701(c) promulgated under the Securities Act, (B) to a guardian upon the disability of the Participant, or (C) to an executor upon the death of the Participant (collectively, the “Permitted Transferees”); provided, however, the following transfers are permitted: (x) transfers by the Participant to the Company, and (y) transfer in connection with a Change in Control or other acquisition involving the Company, if following such transaction the Awards no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f); provided, further, that any Permitted Transferees may not further transfer the Awards, (ii) except as otherwise provided in (i) above, the Awards and Shares acquired upon exercise of the Awards are restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” as defined by Rule 16a-1(h) promulgated under the Exchange Act, or any “call equivalent position” as defined by Rule 16a-1(b) promulgated under the Exchange Act by the Participant prior to exercise of an Award until the Company is no longer relying on the exemption provided by Rule 12h-1(f); and (iii) at any time that the Company is relying on the exemption provided by Rule 12h-1(f), the Company shall deliver to Participants (whether by physical or electronic delivery or written notice of the availability of the information on an internet site) the information required by Rule 701(e)(3), (4) and (5) promulgated under the Securities Act every six (6) months, including financial statements that are not more than one hundred eighty (180) days old; provided, however, that the Company may condition the delivery of such information upon the Participant’s agreement to maintain its confidentiality.

23.Repurchase Limitation.  The terms of any repurchase option shall be specified in the Award Agreement.  The repurchase price for vested Shares shall be the Fair Market Value of Shares on the date of repurchase or such other price as determined by the Administrator at the time of the grant of the Award.  The repurchase price for unvested Shares shall be (a) the lower of (i) the Fair Market Value of the Shares on the date of repurchase and (ii) their original purchase price or (b) such other price as determined by the Administrator at the time of the grant of the Award.  However, the Company shall not exercise its repurchase option until at least six (6) months (or such other period of time necessary to avoid classification of the Award as a liability for financial accounting purposes) have elapsed following delivery of Shares subject to the Award, unless otherwise specifically provided by the Administrator.

24.Term of Plan. This Plan will become effective upon the Effective Date and will continue in effect for a term of ten (10) years unless terminated earlier under Section 25 of this Plan.

25.Amendment and Termination of this Plan.

(a)Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate this Plan.

(b)Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of this Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under this Plan prior to the date of such termination.

26.Choice of Law.  The laws of the State of Delaware, without regard to conflict of laws rules, shall govern all questions concerning the construction, validity and interpretation of this Plan.

27.Conditions Upon Issuance of Shares.

(a)Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

28.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

29.Stockholder Approval. This Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date this Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.  If the stockholders fail to approve this Plan within twelve (12) months after its adoption by the Board, then any Awards that have already been granted under this Plan shall be rescinded, and no additional Awards shall thereafter be granted under this Plan, unless the Board determines that such Awards otherwise are in compliance with Applicable Laws.

(Remainder of Page Intentionally Left Blank)

Exhibit B

NABUFIT GLOBAL, INC.

2017 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF SHARES

Nabufit Global, Inc., a Delaware corporation (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”) and the Share Agreement attached hereto as Attachment 1 (the “Agreement”), has granted you that number of the Company’s Common Stock (the “Shares”) set forth below.  The Shares are subject to all of the terms and conditions set forth herein and in the Agreement and the Plan, all of which are incorporated herein in their entirety.  This Notice of Grant shall serve as the signature page to the Agreement.

Participant Name:
Address:
Date of Grant:
Shares:
Value per Share:
Total Value:
Purchase Price per Share:
Total Purchase Price:
Form of Payment:
Vesting Restrictions:

IN WITNESS WHEREOF, the parties below hereby execute the Share Agreement as of the Date of Grant set forth above.

	PARTICIPANT:		COMPANY:
NABUFIT GLOBAL, INC.
By:		By:
Name:		Name:
Title:

Attachment 1

NABUFIT GLOBAL, INC.

SHARE AGREEMENT

This Share Agreement (this “Agreement”) is made as of the Date of Grant set forth on the Notice of Grant of Shares to which this Agreement is attached (the “Notice of Grant”) by and between Nabufit Global, Inc., a Delaware corporation (the “Company”) and the individual named in the Notice of Grant (the “Participant”).  Capitalized terms used in this Agreement and not otherwise defined herein shall have the same defined meanings as in the Company’s 2016 Equity Incentive Plan, as amended from time to time (the “Plan”).  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Participant hereby agree as follows:

1.Grant of Shares; Payment.  The Company hereby grants to the Participant, the number of Shares set forth in the Notice of Grant, at the purchase price per Share set forth in the Notice of Grant, if any, for the total purchase price set forth in the Notice of Grant (the “Purchase Price”), if any.  Participant herewith delivers to the Company the full amount of any Purchase Price.  The Shares are subject to the terms and conditions of the Plan, which is incorporated herein by reference and which is hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  The Company acknowledges that the Purchase Price, when paid in full, constitutes full and adequate consideration for the Shares, and that the Shares, when issued in accordance with the terms of the Plan and those herein, will be fully-paid and nonassessable outstanding shares of the Company’s common stock.  Subject to Section 25 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.  To the extent any portion of the Purchase Price, if any, is paid through transfer of property, Participant shall take all actions reasonably requested by the Company to assist the Company in effecting the foregoing transfer and in establishing, perfecting, defending, enforcing and protecting the Company’s rights in any of the transferred items, including without limitation assisting in the prosecution of any patent applications included in or based upon such property.

2.Representations and Warranties.  Participant has received a copy of the Plan and is familiar with the terms and provisions thereof, and hereby accepts the Shares subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.  Participant is familiar with the provisions of Rule 701 promulgated under the Securities Act, which, in substance, provides that if the issuer qualifies under Rule 701 at the time of the grant of the Shares to the Participant, the issuance of the Shares will be exempt from registration under the Securities Act.  The decisions and interpretations of the Administrator upon any questions arising under the Plan or this Agreement are binding, conclusive and final.

3.Right of First Refusal.  The Participant hereby agrees that the Shares are subject to a right of first refusal in favor of the Company as set forth on Exhibit A.

4.Restrictions on Transfer.  The Participant understands and agrees to be bound by the restrictions on transfer (including market stand-off provisions) set forth on Exhibit B.

5.Taxes.

(a)Withholdings.  Participant shall make appropriate arrangements with the Company for the satisfaction of any and all income and employment tax withholding requirements applicable to the issuance of the Shares.  The Company may refuse to honor the purchase and refuse to deliver Shares if such withholding amounts are not delivered at the time of purchase.

(b)Obligation. Participant has reviewed with Participant’s own tax advisors the tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

6.General Provisions.

(a)Assignment; Transfers. Except as set forth in this Agreement, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Participant without the prior written consent of the Company. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the successors and assigns of the parties.

(b)Entire Agreement; Governing Law; Jurisdiction.  The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement is governed by the internal substantive laws but not the conflict of law rules of Delaware.  For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the state and federal courts of Los Angeles, California, and no other courts, where this grant is made or to be performed.

(c)Severability.  The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(d)Amendment; Waiver. This Agreement may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement.  The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.  No waiver of any provision hereof shall be effective except in writing and signed by the party against which such waiver is to be enforced, and no waiver shall constitute a future waiver except as expressly provided in such waiver.

(e)Survival.  Notwithstanding anything to the contrary herein, Sections 2 through 6 of this Agreement shall survive consummation of the transactions contemplated hereby.

(f)Rights as Shareholder.  Subject to the terms and conditions of this Agreement, the Participant shall become a shareholder of the Company at such time as the Participant delivers to the

Company a fully-executed copy of this Agreement and full payment of the Purchase Price, if any, and until such time as the Participant disposes of the Shares in accordance with this Agreement.

(g)Not a Service Contract.  This Agreement is not an employment or service contract, and nothing herein shall be deemed to create in any way whatsoever any obligation for Participant to continue in the employ of the Company or an affiliate, or for the Company or an affiliate to continue Participant’s employment.  Nothing in this Agreement shall obligate the Company or an affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an affiliate.

(h)Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

(Signatures Set forth on the Notice of Grant)

i.Exhibit A

RIGHT OF FIRST REFUSAL

Before any Shares acquired by the Participant pursuant to this Agreement (or any beneficial interest in such Shares) may be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Participant or any subsequent transferee (each a “Holder”), such Holder must first offer such Shares or beneficial interest to the Company or its assignee as follows:

1.Notice of Proposed Transfer.  The Holder shall deliver to the Company a written notice stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Shares; (ii) the name of each proposed transferee; (iii) the number of Shares to be transferred to each proposed transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares; and (v) that by delivering the notice, the Holder offers all such Shares to the Company or its assignee pursuant to this Section and on the same terms described in the notice.

2.Exercise of Right of First Refusal.  At any time within 30 days after receipt of the Holder’s notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the proposed transferees.

3.Purchase Price.  The purchase price for the Shares purchased by the Company or its assignee under this Section shall be the price listed in the Holder’s notice.  If the price listed in the Holder’s notice includes consideration other than cash, the cash equivalent value of the noncash consideration shall be determined by the Board of Directors of the Company in its sole discretion.

4.Payment.  Payment of the purchase price shall be made, at the option of the Company or its assignee, in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company or its assignee, or by any combination thereof within 30 days after receipt by the Company of the Holder’s notice (or at such later date as is called for by such notice).

5.Holder’s Right to Transfer.  If all of the Shares proposed in the notice to be transferred to a given proposed transferee are not purchased by the Company or its assignee as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that proposed transferee, provided that: (i) the transfer is made only on the terms provided for in the notice, with the exception of the purchase price, which may be either the price listed in the notice or any higher price; (ii) such transfer is consummated within 60 days after the date the notice is delivered to the Company; (iii) the transfer is effected in accordance with any applicable securities laws, and if requested by the Company, the Holder shall have delivered an opinion of counsel acceptable to the Company to that effect; and (iv) the proposed transferee agrees in writing that the provisions of this Section shall continue to apply to the transferred Shares in the hands of such proposed transferee.  If any Shares described in a notice are not transferred to the proposed transferee within the period provided above, then before any such Shares may be transferred, a new notice shall be given to the Company, and the Company or its assignees shall again be offered the right of first refusal described in this Section.

6.Exception for Certain Family Transfers.  Notwithstanding anything to the contrary contained elsewhere in this Section, the transfer of any or all of the Shares during the Holder’s lifetime or on the Holder’s death by will or intestacy to the Holder’s spouse, child, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law, sister-in-law, grandfather, grandmother, grandchild, cousin, aunt, uncle, niece, nephew, stepchild, or to a trust or other similar estate planning vehicle for the benefit of the Holder or any such person, shall be exempt from the provisions of this Section; provided that, in each such case, the transferee shall agree in writing to receive and hold the Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

7.Termination of Right of First Refusal.  The right of first refusal contained in this Section shall terminate as to all Shares purchased hereunder upon the earlier of: (i) the closing date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, as amended, and (ii) the closing date of a Change of Control (as defined below) pursuant to which the holders of the outstanding voting securities of the Company receive securities of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

8.Change of Control. For purposes of this Exhibit A, a “Change of Control” means either: (i) the  acquisition of the Company by another person or entity by means of any transaction or series of related transactions (including without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company or issuance by the Company of its securities primarily for capital raising purposes), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity; or (ii) a sale of all or substantially all of the assets of the Company.

(Remainder of Page Intentionally Left Blank)

ii.

iii.Exhibit B

RESTRICTIONS ON TRANSFER

1.Legends.  Participant understands and agrees that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE AND A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING AS SET FORTH IN THE STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND LOCK-UP PERIOD ARE BINDING ON TRANSFEREES OF THESE SHARES.

2.Transfer Procedure; Stop-Transfer Notices; Refusal to Transfer.  Prior to transferring any Shares, Participant shall deliver to the Company a written notice stating: (i) Participant’s bona fide intention to make a permitted transfer of its Shares; (ii) the name, address and phone number of each proposed transferee; (iii) the aggregate number of Shares to be transferred to each proposed transferee; and (iv) the exemptions under applicable state and federal securities laws upon which Participant is relying in making the proposed transfer.  Participant shall also deliver to the Company a written agreement executed by the transferee or other recipient of Shares pursuant to which such transferee agrees to be bound by the transfer restrictions set forth herein as was Participant.  Participant agrees that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.  The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

3.Lock-Up Period.  Participant hereby agrees that Participant shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Shares or other securities of the Company, nor shall Participant enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Company, during the 180-day period (or such other shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. Participant further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lockup” or “market standoff” agreement in a form satisfactory to the Company and such underwriter.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

(Remainder of Page Intentionally Left Blank)

Exhibit C

NABUFIT GLOBAL, INC.

OPTION GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN)

NABUFIT GLOBAL, INC. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:  ☐  Incentive Stock Option1 ☐  Nonstatutory Stock Option

Vesting Schedule: [1/4th of the shares vest one year after the Vesting Commencement Date.

1/48th of the shares vest monthly thereafter over the next three years until all of such shares have vested on the fourth anniversary of the Vesting Commencement Date.]

Payment: By one or a combination of the following items (described in the Option Agreement):

X By cash or check

☐By bank draft or money order payable to the Company

☐Pursuant to a Regulation T program if the Shares are publicly traded

☐By delivery of already-owned shares if the Shares are publicly traded

1 If this is an Incentive Stock Option, it (plus other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.

☐By net exercise if the Company has established a procedure for net exercise at the time of such exercise

☐  By deferred payment2

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Option Grant Notice, the Option Agreement and the Plan.  Optionholder acknowledges and agrees that this Option Grant Notice and the Option Agreement may not be modified, amended or revised except in a writing signed by Optionholder and a duly authorized officer of the Company.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

[Signatures on Following Page]

	NABUFIT GLOBAL, INC.		OPTIONHOLDER:
By:		By:
	Signature		Signature
Printed Name:		Printed Name:
Title:		Date:
Date:

ATTACHMENTS:  Option Agreement, 2017 Equity Incentive Plan and Notice of Exercise

2 An Incentive Stock Option may not be exercised by a net exercise arrangement.

Attachment I

NABUFIT GLOBAL, INC.

2017 EQUITY INCENTIVE PLAN

Option Agreement
(Incentive Stock Option or Nonstatutory Stock Option)

Pursuant to your Option Grant Notice (“Grant Notice”) and this Option Agreement, Nabufit Global, Inc., (the “Company”) has granted you an option under its 2017 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice.  Defined terms not explicitly defined in this Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.VESTING.  Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2.NUMBER OF SHARES AND EXERCISE PRICE.  The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3.EXERCISE PRIOR TO VESTING (€ARLY EXERCISE€.  If permitted in your Grant Notice (i.e., the “Additional Terms” indicate that the option may be exercised with respect to unvested shares) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a)a partial exercise of your option shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b)any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c)you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d)if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

4.EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES.  In the event that you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.

5.METHOD OF PAYMENT.  Payment of the exercise price is due in full upon exercise of all or any part of your option.  You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)Bank draft or money order payable to the Company.

(b)Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(c)Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise.  Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(d)By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (1) shares are used to pay the exercise price pursuant to the “net exercise,” (2) shares are delivered to you as a result of such exercise, and (3) shares are withheld to satisfy tax withholding obligations.

6.WHOLE SHARES.  You may exercise your option only for whole shares of Common Stock.

7.SECURITIES LAW COMPLIANCE.  Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.  The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

8.TERM.  You may not exercise your option before the commencement or after the expiration of its term.  The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a)immediately upon the termination of your Continuous Service for Cause;

(b)three (3) months after the termination of your Continuous Service for any reason other than Cause or your Disability or death; provided, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

(c)twelve (12) months after the termination of your Continuous Service due to your Disability;

(d)eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)the Expiration Date indicated in your Grant Notice; or

(f)the day before the tenth (10th) anniversary of the Date of Grant.

Notwithstanding the foregoing, if you die during the period provided in Section 8(a) or 8(b) above, the term of your option shall not expire until the earlier of 18 months after your death, the Expiration Date indicated in your Grant Notice, or the day before the tenth anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code.  (The definition of disability in Section 22(e) of the Code is different from the definition of Disability under the Plan).  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

9.EXERCISE.

(a)You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c)If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(d)By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any shares of Common Stock or other securities of the Company held by you, (i) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) (the “Lock-Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period.  You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.  The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

10.TRANSFERABILITY.  Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.  In addition, if permitted by the Company you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust, provided that you and the trustee enter into a transfer and other agreements required by the Company.

11.RIGHT OF FIRST REFUSAL.  Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company’s bylaws or any agreement between you and the Company in effect at such time the Company elects to exercise its right; provided, however, that if your option is an Incentive Stock Option and the right of first refusal described in the Company’s bylaws in effect at the time the Company elects to exercise its right is more beneficial to you than the right of first refusal described in the Company’s bylaws on the Date of Grant, then the right of first refusal described in the Company’s bylaws on the Date of Grant shall apply.  The Company’s right of first refusal shall expire on the Listing Date.  For purposes of this Agreement, Listing Date shall mean the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or traded on any established market.

12.RIGHT OF REPURCHASE.  To the extent provided in the Company’s bylaws in effect at such time the Company elects to exercise its right, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

13.OPTION NOT A SERVICE CONTRACT.  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment.  In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

14.WITHHOLDING OBLIGATIONS.

(a)At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes).  If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common

Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option.  Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise.  Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.  Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

15.TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You shall not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option. Because the Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. You acknowledge that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and you shall not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.

16.NOTICES.  Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

17.GOVERNING PLAN DOCUMENT.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

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Attachment II

2017 Equity Incentive Plan

Attachment III

Notice of Exercise

NABUFIT GLOBAL, INC.

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set as forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐
Stock option dated:	_______________
Number of shares as to which option is exercised:	_______________
Certificates to be issued in name of:	_______________
Total exercise price:	$______________
Value of payment delivered herewith:	$______________
Form of payment:

X By cash or check
☐  By bank draft or money order payable to the Company
☐  Pursuant to a Regulation T program if the Shares are publicly traded
☐  By delivery of already-owned shares if the Shares are publicly traded[3]
☐  By net exercise if the Company has established a procedure for net exercise at the time of such exercise

3 Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2017 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (“Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act.  I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.  I understand that (i) the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available and (ii) the Company has no obligation to register the Shares.

I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of this Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

I further agree that I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any shares of Common Stock or other securities of the Company held by me, (i) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) (the “Lock Up Period”); provided, however, that nothing contained in this paragraph shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period.  I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to my shares of Common Stock until the end of such period.

Very truly yours,

Address:

Exhibit D

NABUFIT GLOBAL, INC.

2017 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AGREEMENT

THIS STOCK APPRECIATION RIGHT AGREEMENT (this “SAR Agreement”), dated as of ____________, 2017 (the “Effective Date”), is entered into by and between Nabufit Global, Inc., a Delaware corporation (the “Company”), and [Name of Participant](“Participant”).

WHEREAS, the Company has adopted the Nabufit Global, Inc. 2017 Equity Incentive Plan (the "Plan").  Participant currently serves or has served as a Service Provider with the Company.

WHEREAS, in consideration for the services provided, the Company desires to grant to Participant a certain number of Stock Appreciation Rights (“SAR(s)”) as set forth in that certain Notice of Stock Appreciation Right Grant (“Notice of Grant”), attached hereto as Exhibit A, in accordance with the terms of this SAR Agreement, the Notice of Grant and the Plan.  All capitalized terms not otherwise defined in this SAR Agreement shall have the definitions set forth in the Plan.

NOW THEREFORE, in consideration of the obligations and agreement contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Participant agree as follows:

I. AGREEMENT

A.Incorporation of Plan.

The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan.   The Board of Directors shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Participant and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

B.Grant of SAR.

The Board hereby grants to the Participant named in the Notice of Grant a SAR with respect to the SAR Shares set forth in the Notice of Grant, at the strike price per SAR Share set forth in the Notice of Grant (the “Strike Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this SAR Agreement, the terms and conditions of the Plan shall prevail.

B. Vesting of SAR Shares.

(a) Vesting Schedule. The SAR Shares that shall have vested at any time in accordance with the terms of the Vesting Schedule set forth in the Notice of Grant are referred to as “Vested Shares,” and the SAR Shares that shall not have vested are referred to as “Unvested Shares.” All of the SAR Shares are Unvested Shares as of the date of this SAR Agreement.

(b)Accelerated Vesting Upon a Change in Control.  In the event of the completion of a Change in Control, all Unvested Shares shall automatically vest and become Vested Shares immediately prior to the completion of the Change in Control.

(c) Termination of Unvested Shares upon Early Termination of Service. If the Participant ceases to remain in Service for any reason, (i) this SAR shall immediately and automatically cease to be exercisable for any Unvested Shares as of such employment termination and (ii) the Participant shall immediately and automatically cease to have any right under this SAR with respect to Unvested Shares as of such employment termination date.  In such event, this SAR Agreement shall remain in full force and effect with respect to any Vested Shares.

C. Exercise of SAR.

(a) Right to Exercise. This SAR is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this SAR Agreement.

(b) Method of Exercise. This SAR is exercisable by delivery to the Company of an exercise notice in substantially the form attached hereto as Exhibit B, or such other form as the Board may approve (the “Exercise Notice”), which shall state the election to exercise this SAR, the number of SAR Shares in respect of which this SAR is being exercised (the “Exercised SAR Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. A SAR shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice.

(c) Method of Payment. The appreciation distribution with respect to this SAR may be paid to Participant, at the discretion of the Board, by any of the following methods:

i. shares of Common Stock;

ii. cash; or

iii. in any combination of shares of Common Stock and cash.

No shares of Common Stock shall be issued pursuant to the exercise of this SAR unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Common Stock shall be considered transferred to the Participant on the date the SAR is exercised with respect to the Exercised SAR Shares.

D. Non-Transferability of SAR.

This SAR may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and this SAR Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

E. Exercise Period; Term of SAR.

This SAR may be exercised for three months after Participant ceases to provide Services, to the extent this SAR was exercisable on the date Participant ceases to provide Services. In no event, however, shall this SAR be exercised later than the Term/Expiration Date set out in the Notice of Grant.

F. Withholding Taxes.

Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the SAR exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver to Participant the payment set forth in Part II(C)(c), above, if such withholding amounts are not delivered to Company at the time of exercise.

G. Entire Agreement; Governing Law.

The Plan and this SAR Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This SAR Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

H. NO GUARANTEE OF CONTINUED SERVICE.

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SAR SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN SERVICE AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED A SAR OR ACQUIRING SHARES OF COMMON STOCK HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS SAR AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS

OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company’s representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan and this SAR Agreement. By your signature below, you acknowledge and agree that you have reviewed the Plan and this SAR Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this SAR Agreement and fully understand all provisions of the Plan and this SAR Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this SAR Agreement. You further agree to notify the Company upon any change in the residence address indicated below.

This SAR Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original, but both of which shall constitute one and the same instrument.

[Signature page follows]

PARTICIPANT:
Signature:
Print Name:
Residence Address:

NABUFIT GLOBAL, INC.
By:
Name:
Title:

EXHIBIT A

NOTICE OF STOCK APPRECIATION RIGHT GRANT

[Participant’s Name and Address]

The Company is pleased to inform you that, subject to the terms and conditions of the

Plan and this SAR Agreement, you have been granted a stock appreciation right (this “SAR”)

with respect to shares of Class a Common Stock equivalents (the “SAR Shares”), as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Strike Price per SAR Share:	[Value of Class a Shares at time of Grant]

Number of SAR Shares:

Total Strike Price:

Term/Expiration Date:

Vesting Schedule: This SAR shall become vested as to the SAR Shares in accordance with the following schedule:

As to _______________ of the SAR Shares on _______________, 20__, but only if the

Participant remains in continuous Service through such date.

As to _______________ of the SAR Shares on _______________, 20__, but only if the

Participant remains in continuous Service through such date.

As to _______________ of the SAR Shares on _______________, 20__, but only if the

Participant remains in continuous Service through such date.

EXHIBIT B

NOTICE OF EXERCISE OF STOCK APPRECIATION RIGHT

Name:
Address:
Tax I.D. No.:
Date:

Nabufit Global, Inc.
Attention: Corporate Secretary

Re: Exercise of Stock Appreciation Right (“SAR”)

Gentlemen:

I elect to exercise ______________ shares of Common Stock equivalents (“Exercised SAR Shares”) of Nabufit Global, Inc. (the “Company”) pursuant to the Nabufit Global, Inc. SAR Agreement dated ___________ and the Nabufit Global, Inc. 2017 Equity Incentive Plan. The exercise of the foregoing Exercised SAR Shares will take place on the Exercise Date, which will be as soon as practicable following the date this notice and all other necessary forms are received by the Company, unless I specify a later date (not to exceed 30 days following the date of this notice).

On or before the Exercise Date, I will pay any applicable tax withholding obligations, as provided in the SAR Agreement and the Plan, for the full tax withholding amount. If the Company decides to pay via shares of Common Stock of the Company all or a portion of the appreciation distribution with respect to the Exercised SAR Shares, please deliver the stock certificate to me.

Very truly yours,

AGREED TO AND ACCEPTED:

NABUFIT GLOBAL, INC.

By:
Title:
Number of Exercised:
SAR Shares:
Number of SAR Shares:
Remaining:
Date:

Exhibit E

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is entered into effective as of October 16, 2017 (the “Effective Date”) between Nabufit Global, Inc., a Delaware corporation (the “Company”), and Scott Cox (“Executive”).  In consideration of the mutual covenants herein contained and the continued employment of Executive by Company, the parties agree as follows:

2.Duties and Scope of Employment.

(a)Positions and Duties.  As of the Effective Date, Executive will serve as President and Chief Operating Officer of the Company. Executive will render such business and professional services in the performance of his duties, consistent with Executive’s position within the Company, as shall reasonably be assigned to him by the Company’s Board of Directors (the “Board”).

(b)Obligations.  During the Term (as defined below), Executive will perform such duties faithfully and to the best of his ability in accordance with all Company rules and policies.  Executive will devote his full business efforts and time to the Company and engage in no other employment, or occupation  for any direct or indirect remuneration (other than charitable, educational or political activities or board or managerial service that do not materially interfere with Executive’s obligations with the Company) without the prior written approval of the Board.

3.Term.  This Agreement shall be effective during the period commencing on the Effective Date and terminating on the earlier of (i) vesting of all options or (ii) the 3/31/2018 thereof (the “Term”); provided that the Term may be extended for successive periods by mutual written agreement within 30 days prior the end of the Term.

4.Confidentiality, Invention Assignment and Noncompetition Agreement.  Upon execution of this Agreement, Executive shall enter into the At-Will Employment, Confidentiality, Invention Assignment and Noncompetition Agreement attached hereto as Exhibit A (the “Confidentiality Agreement”).

5.At-Will Employment.  Notwithstanding anything to the contrary in this Agreement, the Company and Executive agree that Executive’s employment with the Company is and shall continue to be at-will and may be terminated by either party at any time with or without Cause (as defined below) or notice.  Any representation to the contrary is unauthorized and not valid unless in writing and signed by the Company. Nothing in this Agreement shall change the at-will nature of Executive’s employment with the Company, as set forth in the Confidentiality Agreement.  Neither Executive’s job performance nor promotions, bonuses or the like give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of such employment relationship. If Executive’s employment terminates for any reason, Executive shall not be entitled to any payments, benefits, damages, awards or compensation other than (a) as provided by this Agreement or (b) as may otherwise be established under the Company’s then existing employee benefit plans or policies at the time of termination.

6.Compensation and Benefits.

(a)Base Salary.  During the Term, the Company shall pay Executive as compensation for services rendered under this Agreement, a base salary of $10,000 per month (the “Base Salary”), which will be paid in accordance with the Company’s then prevailing payroll practices and be subject to required tax withholding.  The Base Salary shall be in such amounts as determined by the Board, in accordance with the

Company’s compensation practices. Should the Company not be in a financial position to pay the Base Salary in cash, the salaries shall accrue until such time the Company can pay the amounts owed.

(b)Bonus. Executive may be eligible for a bonus of a certain targeted amount (the “Bonus”), based on achievement of certain bonus objectives specific to Executive’s role that have been mutually agreed by Executive and the Company, as determined annually in the discretion of the Board. The Bonus shall be paid in accordance with the bonus policies and procedures determined by the Board at the time of establishing the bonus objectives; provided that to be eligible to receive a Bonus, Executive (i) must be employed by the Company at the date on which such Bonus is paid by the Company and (ii) must not have materially breached this Agreement at any time during the period on which such Bonus is based and continuing until the time of payment of such Bonus.

(c)Stock Options.  The Company will issue to Employee the option to purchase up to 1,508,543 shares of common stock pursuant to a Notice of Grant of Stock Option substantially in the form of Exhibit B (the “Option”).

(d)Expenses. The Company will reimburse Executive for business-related expenses which are approved by the Board and are actually incurred by Executive in the furtherance of or in connection with the performance of Executive’s duties hereunder.  All expense reimbursement shall be paid in accordance with the Company’s expense reimbursement policy and prevailing payroll practice as in effect from time to time.

7.Definitions.  For purposes of this Agreement:

(a)“Cause” means (A) Executive’s failure to perform his or her assigned duties or responsibilities as Executive (other than a failure resulting from the Executive’s Disability (as defined below)) 30 days after notice thereof from the Company describing Executive’s failure to perform such duties or responsibilities in reasonable detail; (B) Executive engaging in any act of dishonesty, fraud or misrepresentation that was or is injurious to the Company or its affiliates; (C) Executive’s violation of any federal or state law or regulation applicable to the business of the Company or its affiliates that was or is injurious to the Company or its affiliates; (D) Executive’s failure to cure any breach of any confidentiality agreement or invention assignment agreement between Executive and the Company (or any affiliate of the Company) within 30 days after notice thereof from the Company describing such breach in reasonable detail; or (E) Executive being convicted of, or entering a plea of nolo contendere to, any felony or committing any act of moral turpitude.

(b)“Disability” means a determination by an independent medical doctor (selected by the Company and consented to by Executive or his legal representative, which consent will not be unreasonably withheld), after consultation with Executive’s physician and an examination of Executive, that Executive has for sixty (60) consecutive days been disabled in a manner which renders him substantially unable to perform his responsibilities as an executive of the Company.

8.Miscellaneous Provisions.

(a)Assignment.  Neither party shall assign or transfer this Agreement without the prior written consent of the other party; provided that the Company may assign or transfer this Agreement to any successor to the Company (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company’s business or assets and such successor shall assume the Company’s obligations hereunder and agree in writing to perform such obligations.  Notwithstanding the foregoing, the terms of this Agreement shall inure to the benefit of, and be enforceable by, the representatives, executors, administrators, successors, heirs, distributees, devisees, legatees and permitted assigns, as applicable, of each party.

(b)Notices.  Notices and all other communications given under this Agreement shall be in writing (including by electronic means) and shall be deemed to have been duly given on the earlier to occur of (i) receipt, (ii) personal delivery, (iii) when sent by facsimile or electronic mail (with evidence of transmission by the transmitting device), (iv) one day after being sent with a commercial overnight service or (v) four days after deposit with U.S. registered or certified mail, return receipt requested and postage prepaid.  In the case of Executive, notices shall be sent to the primary residence, facsimile and email address of Executive on file with the Company or such other address or number communicated to the Company in writing.  In the case of the Company, notices shall be sent to its headquarters and principal facsimile and email address or such other address or number communicated to Executive in writing.

(c)Amendment; Waiver.  No provision of this Agreement may waived, altered, or modified unless in writing and signed by Executive and by an authorized officer of the Company (other than Executive).  No waiver by either party of any provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of a future waiver of the same provision.

(d)Entire Agreement.  This Agreement, together with all exhibits hereto, represents the entire agreement and understanding between the parties as to the subject matter hereto and thereto and supersedes all prior or contemporaneous agreements, whether written or oral, with respect to the subject matter hereto and thereto.

(e)Taxes.  All forms of compensation referred to in this Agreement will be paid subject to applicable withholding and payroll taxes.

(f)Governing Law.  This Agreement shall be governed by the internal substantive laws, but not the conflicts of law rules, of the State of Delaware.

(g)Survival. Notwithstanding anything to the contrary in this Agreement, Sections 3 and 7 shall survive termination of this Agreement.

(h)Acknowledgment.  Executive has had the opportunity to consult independent legal counsel, has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement without duress or undue influence.

(i)Severability.  In the event any provision of this Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Agreement.

(j)Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the dates set forth below effective as of the Effective Date.

“COMPANY”
NABUFIT GLOBAL, INC.
By:
Name:
Title:
Date:

“EXECUTIVE”
By:
Name:
Date: